SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 17, 2005

                                ACS HOLDINGS INC.
    ------------------------------------------------------------------------
                  Exact Name of Registrant Specified in Charter


         Nevada                    000-27277              88-0503197
         ------                    ---------              ----------
(State or Other Jurisdiction      (Commission           (IRS Employer
    of Incorporation)             File Number)        Identification No.)


                   7658 Municipal Dr., Orlando, Florida 32819
               (Address of Principal Executive Offices) (Zip Code)

                                 (407)-226-6866
               Registrant's telephone number, including area code:
          (Former Name or Former Address, if Changed Since Last Report)

                                ACS HOLDINGS INC.

Item 5.02 Departure of Directors and other principal officers

On May 17, 2005, James V. Sadrianna submitted his resignation as the CFO of Company. Mr. Sadrianna resigned to take another position and not due to any disagreements with the Board, auditors or officers of the Company.

Item 9.01. Financial Statement, Pro Forma Financial Information AND EXHIBITS.

(c)   Exhibits.

99.1  Resignation of James V. Sadrianna.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          By: /s/ Mark Width
                                              CEO
                                              May 17, 2005

                               EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------
99.1           Resignation of James V. Sadrianna